                                                                   EXHIBIT 19.1

                     SALLIE MAE STUDENT LOAN TRUST 1995-1

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated October 26, 1995 (as amended and restated as of April 26, 1996) has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                     SALLIE MAE STUDENT LOAN TRUST 1996-1

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of March 6, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1996-2

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of April 26, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1996-3

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of July 9, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1996-4

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of October 3, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193


         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1997-1

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from March 20, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of March 20, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193


         /s/ J. Barry Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1997-2

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from June 18, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of June 18, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193


        /s/ J. Barry. Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1997-3

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from September 11, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of September 11, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193


        /s/ J. Barry. Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                         SLM STUDENT LOAN TRUST 1997-4

                     OFFICER'S CERTIFICATE OF THE SERVICER

                        ANNUAL STATEMENT OF COMPLIANCE

                            AS OF DECEMBER 31, 1997

TO:INDENTURE TRUSTEE                                ELIGIBLE LENDER TRUSTEE
   Bankers Trust Company                            Chase Manhattan Bank USA,
   Four Albany Street, 10th Floor                   National Association
   New York, New York 10006                         1201 Market Street
   Attn: Corporate Trust & Agency Group             Wilmington, Delaware 19801
                                                    Attn: John J. Cashin

COPY:                                               The Chase Manhattan Bank,
                                                    N.A.
                                                    450 West 33rd Street
                                                    New York, New York 10001
                                                    Attn: Corporate Trust
                                                    Dept.

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from November 12, 1997 through December 31, 1997 under this Agreement and under the Servicing Agreement dated as of November 12, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING CORPORATION, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193


        /s/ J. Barry. Morrow
-------------------------------------
          J. Barry Morrow,
 Vice President, Regional Servicing

       /s/ John F. Wallerstedt
-------------------------------------
        John F. Wallerstedt,
    Vice President and Treasurer

                     SALLIE MAE STUDENT LOAN TRUST 1995-1

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                     SALLIE MAE STUDENT LOAN TRUST 1996-1

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1996-2

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financila Officer

                         SLM STUDENT LOAN TRUST 1996-3

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1996-4

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1997-1

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 20, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1997-2

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President,                     11600 Sallie Mae Drive
Administration                                      Reston, Virginia 20193
Corporate Finance Operations                        ATTN: Director ABS
(703) 810-7711

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from June 18, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1997-3

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from September 11, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer

                         SLM STUDENT LOAN TRUST 1997-4

                             OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                                   ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                               Chase Manhattan Bank (USA)
Four Albany Street                                  1302 Market Street
New York, NY 10006                                  Wilmington, Delaware 19801
Attn: Corporate Trust & Agency Group                Attn: Manager, Trust
(212) 250-6549                                      Division

                                                    (302) 428-3375

ADMINISTRATOR
Student Loan Marketing Association                  SERVICER
11600 Sallie Mae Drive                              Sallie Mae Servicing
Reston, Virginia 20190-4798                         Corporation
Attn: Assistant Vice President, Administration      11600 Sallie Mae Drive
Corporate Finance Operations                        Reston, Virginia 20193
(703) 810-7711                                      ATTN: Director ABS

-------------------------------------------------------------------------------

  Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from November 12, 1997 through December 31, 1997 has been made, and (ii) to the best of our knowledge, the Administrator has fulfilled its obligations under the Agreement throughout such period.

December 31, 1997

STUDENT LOAN MARKETING ASSOCIATION

          /s/ J. Paul Carey
-------------------------------------
            J. Paul Carey
              President

         /s/ Mark G. Overend
-------------------------------------
           Mark G. Overend
       Chief Financial Officer